SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 2001


                         HEALTHPLAN SERVICES CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                    1-13772                  13-3787901
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(STATE OR OTHER JURISDICTION          (COMMISSION               IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)



   3501 FRONTAGE ROAD, TAMPA, FLORIDA                               33607
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 289-1000


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 1, 2001, HealthPlan Services Corporation, a Delaware corporation ("HPS"), entered into a Stock Purchase Agreement to sell all the stock of HealthPlan Services, Inc., a Florida corporation ("HPSI"), to HealthPlan Holdings, Inc., a Delaware corporation ("Buyer"), a wholly owned subsidiary of Sun Capital Partners, Inc. Under the terms of the Stock Purchase Agreement, HPS will sell HPSI for a purchase price consisting of the Buyer's agreement to pay an estimated $23.6 million of liabilities to third parties at Closing, minus a promissory note from HPS in an amount to be delivered at Closing but which is not expected to exceed $10 million.

         The HPSI business includes the Third Party Administration and Managing General Underwriter ("MGU") business units. The Third Party Administration business includes the Small Group Business operations and its associated data processing facilities based in Tampa, Florida, as well as the Taft-Hartley businesses that operate under the names American Plan Benefit Administrators, and Southern Nevada Administrators based in El Monte, California, and Las Vegas, Nevada, respectively. The MGU business is based in Philadelphia. The parties issued a joint press release announcing the transaction on April 2, 2001. A copy of this press release and the Stock Purchase Agreement are filed as exhibits to this Current Report on Form 8-K. Closing of the transaction is subject to customary closing conditions and due diligence.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Joint press release dated April 2, 2001, issued by HPS and HealthPlan Holdings, Inc.

         Exhibit 99.2 Stock Purchase Agreement, effective April 1, 2001, by and among HPS and HealthPlan Holdings, Inc.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HEALTHPLAN SERVICES CORPORATION

Date:  April 3, 2000                       By: /s/ PHILLIP S. DINGLE
                                               ---------------------------------
                                           Phillip S. Dingle,
                                           President and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit 99.1 Joint press release dated April 2, 2001, issued by HealthPlan Services Corporation and HealthPlan Holdings, Inc.

Exhibit 99.2 Stock Purchase Agreement, effective April 1, 2001, by and among HealthPlan Services Corporation and HealthPlan Holdings, Inc.